UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  Earliest  event  reported):  May  28,  2004

                             RUBINCON VENTURES INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

     0-29429                                              51-0388133
-------------------------                      ---------------------------------
(Commission  File  Number)                    (IRS  Employer Identification No.)

4761  Cove  Cliff  Road
North  Vancouver,  British  Columbia,  Canada                  V7G  1H8
---------------------------------------------                  --------
(Address  of  principal  executive  offices)                 (Zip  Code)

Registrant's  telephone  number,  including  area  code:  1-604-929-0637

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

Subsequent to the Special Meeting of Shareholders held on May 28, 2004, the Directors appointed the following officers:

          Ted  Reimchen            Chief  Executive  Officer  and  President

          Irene  Campany           Chief Financial Officer, Chief Accounting
                                       Officer  and  Secretary  Treasurer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RUBINCON  VENTURES  INC.
                                          ------------------------
                                               (Registrant)

Date:  May  28,  2004                      /s/  "Irene  Campany"
                                           ---------------------
                               Irene  Campany,  Chief  Financial  Officer
                               Chief  Accounting  Officer,  Secretary  Treasurer
                                          and  Director


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